FIRST AMENDMENT TO SHARE PURCHASE AGREEMENT

This First Amendment to Share Purchase Agreement (this “Amendment”), effective as of January 31, 2020, among Wireless Telecom Group, Inc., a New Jersey corporation (“Purchaser”); Holzworth Instrumentation Inc., a Colorado corporation (the “Company”); Jason Breitbarth, Joe Koebel and Leyla Bly (each a “Seller” and collectively, “Sellers”); and Jason Breitbarth as the designated representative of Sellers (“Sellers’ Representative”, collectively with Purchaser, the Company, and Sellers, the “Parties”).

All capitalized terms used and not defined herein shall have the meanings given such terms in the Share Purchase Agreement, dated November 13, 2019, by and among the Purchaser, the Company, Sellers and Sellers’ Representative (the “Purchase Agreement”).

RECITALS

WHEREAS, pursuant to the Purchase Agreement, Purchaser agreed to purchase all of the Acquired Shares from the Sellers in exchange for the Purchase Price;

WHEREAS, pursuant to Section 10.1(c) of the Purchase Agreement, either Purchaser or Sellers’ Representative may terminate the Purchase Agreement if the Closing shall not have been consummated on or before January 31, 2020 (provided, however, that no Party may terminate the Purchase Agreement pursuant to Section 10.1(c) if such Party’s breach of its obligation under the Purchase Agreement resulted in or was a primary cause of the failure of the Closing to occur on or before the End Date);

WHEREAS, the Parties wish to amend the Purchase Agreement to extend the End Date through February 13, 2020; and

WHEREAS, pursuant to Section 13.7 of the Purchase Agreement, the Purchase Agreement may be amended by written agreement of the Purchaser and Sellers.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted by the Parties, and intending to be legally bound hereby, the Parties hereby agree as follows:

1. Amendment of Purchase Agreement. Section 10.1(c) of the Purchase Agreement is hereby deleted in its entirety and replaced in lieu thereof with the following:

“(c) by either Purchaser or Sellers’ Representative if the Closing shall not have been consummated on or before February 13, 2020 (the “End Date”); provided, however, that no party may terminate this Agreement pursuant to this Section 10.1(c) if such Party’s breach of its obligation under this Agreement resulted in or was a primary cause of the failure of the Closing to occur on or before the End Date;”

2. Miscellaneous.

a. Conflicting Provisions. This Amendment, together with the Purchase Agreement and other Transaction Documents, constitutes the complete agreement among the Parties with respect to the subject matter hereof and thereof; provided that this Amendment supersedes any prior understandings, agreements or representations by or among the Parties, written or oral, which relate to the subject matter hereof among the Parties. Except as expressly contemplated herein, the Purchase Agreement and the other Transaction Documents shall otherwise remain in full force and effect in accordance with their terms. In the event of conflict among this Amendment and any of the Transaction Documents, this Amendment shall control.

b. Binding Effect. Upon each Party’s acceptance hereof by signing in the space provided below, this Amendment shall constitute a binding agreement among the Parties, and shall inure to the benefit of the Parties’ respective successors and assigns. The Parties hereby acknowledge the receipt and sufficiency of good and valuable consideration for their obligations hereunder.

c. Other Provisions. Sections 13.5, 13.7, 13.9 and 13.12 of the Purchase Agreement are hereby incorporated by reference into this Amendment and shall apply to this Amendment and be binding upon the Parties, mutatis mutandis, as though included in their entirety herein.

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

PURCHASER:

Wireless Telecom Group, Inc.

By:	/s/ Timothy Whelan
Name:	Timothy Whelan
Title:	Chief Executive Officer

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SELLERS:

/s/ Jason Breitbarth
Jason Breitbarth

/s/ Joseph A Kobel
Joe Koebel

/s/ Leyla Bly
Leyla Bly

FIRST AMENDMENT ACKNOWLEDGED AND AGREED:

COMPANY:

HOLZWORTH INSTRUMENTATION Inc.

By:	/s/ Jason Breitbarth
Name:	Jason Breitbarth
Title:	President

SELLERS’ REPRESENTATIVE:

/s/ Jason Breitbarth
Jason Breitbarth

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